                         SUBSIDIARIES OF THE REGISTRANT


                                                                 STATE OF
                                       NAME                   INCORPORATION
---------------------------------------------------------  --------------------
1.     SFX Broadcasting of the Southwest, Inc.                   Delaware
2.     SFX Broadcasting of Texas (KRLD) Licensee, Inc.           Delaware
3.     SFX Broadcasting of Texas (TSN) Licensee, Inc.            Delaware
4.     KODA-FM Licensee, Inc.                                    Delaware
5.     KJQY-FM Licensee, Inc.                                    Delaware
6.     SFX Broadcasting of Texas (KTCK), Inc                     Delaware
7.     SFX Broadcasting of Texas (KTCK) Licensee, Inc.           Delaware
8.     SFX Broadcasting of the Southeast, Inc.                   Delaware
9.     SFX Broadcasting of South Carolina (WMYI), Inc.           Delaware
10.    SFX Broadcasting of South Carolina (WMYI) Licensee        Delaware
11.    SFX Broadcasting of South Carolina (WSSL), Inc            Delaware
12.    SFX Broadcasting of South Carolina (WSSL) Licensee        Delaware
13.    SFX Broadcasting of Mississippi, Inc.                     Delaware
14.    SFX Broadcasting of Mississippi Licensee, Inc.            Delaware
15.    SFX Broadcasting of Jackson, Inc.                         Delaware
16.    SFX Broadcasting of Jackson Licensee, Inc.                Delaware
17.    SFX Broadcasting of Tennessee Licensee, Inc.              Delaware
18.    SFX Broadcasting of Central North Carolina, Inc.          Delaware
19.    SFX Broadcasting of North Carolina, Inc.                  Delaware
20.    SFX Broadcasting of North Carolina Licensee, Inc.         Delaware
21.    SFX Broadcasting of San Diego, Inc.                       Delaware
22.    SFX Broadcasting of San Diego Licensee, Inc.              Delaware
23.    Parker Broadcasting Company                              California

                                                                 STATE OF
                                       NAME                   INCORPORATION
---------------------------------------------------------   -------------------
24.    SFX Acquisition Corporation                               Delaware
25.    SFX Broadcasting of Hartford, Inc.                        Delaware
26.    Multi-Market Radio, Inc.                                  Delaware
27.    Southern Starr Broadcasting Group, Inc.                   Delaware
28.    Southern Starr of Arkansas, Inc.                          Arkansas
29.    General Communicorp, Inc.                               Connecticut
30.    General Broadcasting of Connecticut, Inc.               Connecticut
31.    Southern Starr of Mississippi, Inc.                     Mississippi
32.    Southern Starr Communications, Inc.                       Delaware
33.    Southern Starr Limited Partnership                        Delaware
34.    Multi-Market Radio of Augusta, Inc.                       Delaware
35.    Multi-Market Radio of Myrtle Beach, Inc.                  Delaware
36.    Multi-Market Radio of Northampton, Inc.                   Delaware
37.    Multi-Market Radio of Hartford, Inc.                      Delaware
38.    Multi-Market Radio of Springfield, Inc.                   Delaware
39.    Southern Starr Management, Inc.                           Delaware
40.    General Broadcasting of Florida Inc.                      Florida
41.    General Broadcasting Corp.                              Connecticut
42.    Liberty Acquisition Subsidiary Corporation                Delaware
43.    Liberty Broadcasting, Inc.                                Delaware
44.    Liberty Broadcasting Group Incorporated                   Delaware
45.    Beck-Ross Communications, Inc.                            Delaware
46.    W.B.L.I., Inc.                                            New York
47.    WBLI-FM, Inc.                                             Delaware

                                                                 STATE OF
                                       NAME                   INCORPORATION
---------------------------------------------------------    ----------------
48.    WHCN, Inc.                                              Connecticut
49.    WHCN-FM, Inc.                                             Delaware
50.    WSNE, Inc.                                              Rhode Island
51.    WSNE-FM, Inc.                                             Delaware
52.    WPYX, Inc.                                                New York
53.    WTRY, Inc.                                                New York
54.    WYSR, Inc.                                              Connecticut
55.    WPOP, Inc.                                              Connecticut
56.    WHJY, Inc.                                              Rhode Island
57.    WHJJ, Inc.                                              Rhode Island
58.    Liberty Broadcasting of New York Incorporated             New York
59.    WBAB, Inc.                                                New York
60.    WHFM, Inc.                                                New York
61.    WGBB, Inc.                                                New York
62.    Liberty Broadcasting of Albany Incorporated               New York
63.    WGNA, Inc.                                                New York
64.    WGNA-FM, Inc.                                             New York
65.    WHFS, Inc.                                                Maryland
66.    Liberty Broadcasting of Maryland II Incorporated          Maryland
67.    WMXB, Inc.                                                Virginia
68.    WXTR, Inc.                                                Maryland
69.    Musical Heights, Inc.                                     Maryland
70.    WQSI, Inc.                                                Delaware
71.    WZYQ, Inc.                                                Delaware

                                                                 STATE OF
                                       NAME                   INCORPORATION
---------------------------------------------------------  --------------------
72.    Delsner/Slater Enterprises, Inc.                          New York
73.    Delsner/Slater Enterprises, Ltd.                          New York
74.    In-House Tickets, Inc.                                    New York
75.    Connecticut Concerts, Incorporated                      Connecticut
76.    Ardee Festivals NJ, Inc.                                  New York
77.    Beach Concerts, Inc.                                      New York
78.    Ardee Productions, Inc.                                   New York
79.    Exit 116 Revisited, Inc.                                 New Jersey
80.    Dumb Deal, Inc.                                           New York
81.    Broadway Concerts, Inc.                                   New York
82.    NOC-Acquisition Corp.                                   Connecticut
83.    CADCO-Acquisition Corp.                                 Connecticut
84.    QN-Acquisition Corp.                                    Connecticut
85.    FP1 Concerts, Inc.                                        Delaware
86.    SFX Broadcasting of Kansas, Inc.                          Delaware
87.    SFX Broadcasting of Florida, Inc.                         Delaware
88.    SFX Operating Company of North Carolina, Inc.             Delaware
89.    SFX Broadcasting of South Carolina, Inc.                  Delaware
90.    SFX Operating Company of Mississippi, Inc.                Delaware
91.    SFX Operating Company of Tennessee, Inc.                  Delaware
92.    SFX Broadcasting of Virginia, Inc.                        Delaware
93.    SFX Broadcasting of New York, Inc.                        Delaware
94.    SFX Broadcasting of Connecticut, Inc.                     Delaware
95.    SFX Broadcasting of Rhode Island, Inc.                    Delaware

                                                                    STATE OF
                                       NAME                      INCORPORATION
----------------------------------------------------------      ---------------
96.    SFX Broadcasting of Massachusetts, Inc.                      Delaware
97.    SFX Broadcasting of California, Inc.                         Delaware
98.    SFX Broadcasting of Arizona, Inc.                            Delaware
99.    SFX GP Inc.                                                  Delaware
100.   SFX TN Limited Partnership                                   Delaware
101.   SFX Performance Marketing, Inc.                              Delaware
102.   SFX Delaware, Inc.                                           Delaware
103.   SFX Operating GP, Inc.                                       Delaware
104.   SFX Texas Limited Partnership                                Delaware
105.   SFX Broadcasting of Connecticut Licensee, Inc.               Delaware
106.   SFX Broadcasting of Massachusetts Licensee, Inc.             Delaware
107.   SFX Broadcasting of Indiana, Inc.                            Delaware
108.   SFX AZ Limited Partnership                                   Delaware
109.   SFX FL Limited Partnership                                   Delaware
110.   SFX KS Limited Partnership                                   Delaware
111.   SFX TX Limited Partnership                                   Delaware
112.   SFX MS Limited Partnership                                   Delaware
113.   SFX BS Limited Partnership                                   Delaware
114.   SFX SC Limited Partnership                                   Delaware
115.   SFX NC Limited Partnership                                   Delaware



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